UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                                January 25, 2006
                               (December 6, 2005)
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                         Commission file number: 0-23672

                           YIFAN COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

            Delaware                                      06-1607651
--------------------------------                --------------------------------
(State or other jurisdiction of                         (I.R.S. employer
 incorporation or organization)                      identification number)

      100 William Street
          Suite 2000
         New York, NY                                       10038
--------------------------------                --------------------------------
   (Address of principal                                   (Zip Code)
    executive offices)

         Issuer's telephone number, including area code: (212) 809-9888

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

      (a) Effective as of December 6, 2005, Yifan Communications, Inc. (the "Company") amended and restated its by-laws in their entirety. A copy of the Amended and Restated Bylaws of the Company is attached hereto as Exhibit 3.3.

      (b)   There is no change in the Company's fiscal year


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

      3.3   Amended and Restated Bylaws

                                   SIGNATURES

                                    FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


YIFAN COMMUNICATIONS, INC.



/s/ Myint J. Kyaw
-----------------------------------
Myint J. Kyaw
Chairman and CEO

Date:  January 25, 2006